LORD ABBETT U.S. Government & Government Sponsored
Enterprises Money Market Fund, Inc.

Supplement dated June 10, 2021 to the
Statement of Additional Information dated November 1, 2020, as supplemented

The following footnote replaces the footnote under the “Management Fees Paid to Lord Abbett – Management Fees Waived” table on page 6-1 of the statement of additional information:

*Lord Abbett has voluntarily agreed to waive the fees and/or reimburse the expenses of the Fund. Lord Abbett may stop or change the level of the voluntary waiver/reimbursement at any time.

Please retain this document for your future reference.